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                                                                  EXHIBIT 10.94

GMAC
----
COMMERCIAL
CREDIT LLC

                                                                August 28, 2001

Bernard Chaus, Inc.
530 Seventh Avenue
New York, New York 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attention: Bart Heminover, Vice President of Finance

Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between you and us as successor-in-interest to BNY Financial Corporation, dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Financing Agreement.

     It is hereby agreed that, effective as of the date hereof, the Financing Agreement is hereby amended as follows:

     1. Section 9.1(e) is amended to provide that the Borrower will not permit its Working Capital to be less than the following amounts on the following dates, respectively.

               "As of June 30, 2001          $14,000,000
                As of September 30, 2001     $12,700,000
                As of December 31, 2001         $400,000
                As of March 31, 2002          $2,150,000
                As of June 30, 2002           $2,000,000"

     Except as hereinabove specifically set forth, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.



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                                                                  EXHIBIT 10.94

If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.



                                                  Very truly yours,

                                                  GMAC COMMERCIAL CREDIT LLC



                                           By: /s/ Frank Imperato
                                              -------------------------------
                                              Name:  Frank Imperato
                                              Title: SVP

AGREED AND ACCEPTED:

BERNARD CHAUS, INC.

By: Barton Heminover
   Name: Barton Heminover
   Title: Vice President of Finance

CHAUS RETAIL, INC.
(Guarantor)

By: Barton Heminover
   Name: Barton Heminover
   Title: Vice President of Finance